                                                                    Exhibit 10.1

                                  AMENDMENT TO
                 COMPUTER AND DATA PROCESSING SERVICES AGREEMENT

         This Amendment, effective March 1, 2004, amends the Computer and Data Processing Services Agreement dated May 11, 1999, by and between Columbia Information Systems, Inc. and LifePoint Hospitals, Inc., a Delaware corporation ("Customer").

                                   WITNESSETH:

         WHEREAS, HCA-Information Technology & Services, Inc. ("IT&S"), a Tennessee corporation, is the successor-in-interest to Columbia Information Systems, Inc.; and

         WHEREAS, IT&S and Customer entered into the Agreement, under which IT&S provides specified computer and data processing services to Customer Facilities; and

         WHEREAS, IT&S and Customer now desire to amend the Agreement to extend its term.

         NOW, THEREFORE, pursuant to Section 14 of the Agreement and in consideration of the premises, the mutual covenants and obligations set forth herein, and good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT&S and Customer agree as follows:

1. All references in the Agreement to "Columbia Information Systems, Inc." are replaced with "HCA - Information Technology & Services, Inc." and all references to "CIS" are replaced with "IT&S".

2. The definition of "Initial Term" in Section 1(k) is deleted. A new definition for "Term" is added as follows: "Term means the period beginning on the effective date of this Agreement as set forth above and ending on December 31, 2009." All references in the Agreement to "Initial Term" are replaced with "Term".

3.       All references in the Agreement to "Koala" are replaced with "Atlas".

4.       The term of the Agreement is extended through and including December
31, 2009.

5. Section 1(e) of the Agreement shall be amended by replacing the phrase "The Medical component" with the phrase "All Items".

6. Section 1(i) of the Agreement shall be amended by deleting the phrase "and listed in Exhibit A hereto."

7. Section 1(l) of the Agreement shall be amended by replacing "Koala System" with "ATLAS System."

8. Section 1(o) of the Agreement shall be amended by replacing "Exhibit B" with "Exhibit A."

9. Section 1(r) of the Agreement shall be amended by replacing "Exhibit B" with "Exhibit A."

10. Section 2(h)(2) of the Agreement shall be amended by replacing the last sentence with the following:

         In the event that, during the term of this Agreement, Customer acquires from a third party, or constructs, a hospital or health care provider establishment, such an establishment shall become a Facility and shall begin implementation of the System within twelve (12) months of the closing of an acquisition transaction or the first date of operation of a newly-constructed Facility. Any such new Facility shall be entitled to a discount of fifty percent (50%) on Monthly Processing Fees for Clinical Systems and Patient Accounting for the first six (6) full calendar months after go-live and a discount of twenty-five percent (25%) on Monthly Processing Fees for Clinical Systems and Patient Accounting for full calendar months seven through twelve after go-live. If the go-live occurs other than on the first day of the month, the Monthly Processing Fees will be prorated over the number of days remaining in the month and the discounts will be applied beginning with the first full calendar month after go-live (For example, a Facility with a go-live date of May 15 will be charged a prorated license fee for May 15-31, without a discount, and then have the fifty percent discount referenced above applied in June through November with the twenty-five percent discount applied in December through May). The parties acknowledge that the following four (4) Facilities shall be entitled to the discounts set forth in the preceding sentence: Ville Platte Medical Center, Ville Platt, Louisiana; Lander Valley Medical Center, Lander, Wyoming; Logan Regional Medical Center, Logan, West Virginia; and Spring View Hospital, Lebanon, Kentucky.

11.      Section 3(d) of the Agreement shall be replaced with the following:

         IT&S may, in its sole discretion, migrate to a new System(s) which shall be offered to Customer by IT&S at a price to be determined at the end of the Customer Account Management implementation pilot by IT&S. If the Customer elects not to purchase such System(s), IT&S shall continue to support the current system utilized by Customer at prices to be determined by IT&S. The Customer shall make such election within sixty (60) days after IT&S provides the pricing as set forth above. If Customer elects to continue use of the current system utilized by Customer, Customer shall begin paying the specified pricing on the date the last IT&S customer which is wholly-owned by HCA, Inc. (or one of its subsidiary companies) converts to such new System(s).

12. Section 6(g) of the Agreement shall be amended by replacing the first sentence with the following:

         IT&S agrees to make its Wide Area Network available to Customer for access and use by Facilities.

13. The last sentence in Section 10(a) of the Agreement shall be replaced with the following:

         FURTHERMORE, EACH PARTY'S LIABILITY TO THE OTHER FOR ANY OTHER DAMAGES CAUSED BY OR RESULTING FROM THE PERFORMANCE OR BREACH OF THIS AGREEMENT, WHETHER IN TORT, CONTRACT OR OTHERWISE, SHALL BE LIMITED IN EACH CASE TO $100,000 PER FACILITY AND $250,000 IN THE AGGREGATE, WHICH SUMS SHALL BE APPLIED AS A CREDIT AGAINST FEES.

14. Section 11(d) of the Agreement shall be amended by adding the following:

         In the event IT&S gives notice of its intention not to renew, the Wind-Down Period shall be two (2) years from the date IT&S provides notice of its intention not to renew. In the event that either party gives notice of its intention not to renew, Customer shall have the right to immediately begin an orderly de-installation of the Services and the Systems and shall receive a concomitant reduction in fees as set forth herein; provided, however, that such a de-installation shall not otherwise relieve Customer of its obligations stated elsewhere in this Agreement.

15. Section 12(f) of the Agreement shall be amended by replacing "Client Services" to "Customer Account Management."


16.      Exhibit A shall be replaced with the attached Exhibit A.

17.      Exhibit B shall be replaced with the attached Exhibit B.

18. Exhibit C shall be amended by deleting the "Internet Website Development and Services" section.

19.      Exhibit E shall be replaced with the attached Exhibit E.

20.      Exhibits H, H1, H2 and H3 shall be deleted in their entirety.

21. All terms of the Agreement not specifically altered by this Amendment remain in full force and effect. Any capitalized terms not defined in this Amendment shall have such meanings as are set forth in the Agreement.




         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the date set forth above.

HCA - INFORMATION TECHNOLOGY            LIFEPOINT HOSPITALS, INC.
& SERVICES, INC.

By: /s/ Noel Williams                   By: /s/ Kenneth C. Donahey
    ------------------------                ---------------------------
Title: President                        Title: Chairman, CEO and President

Date: 4/28/04                           Date: April 28, 2004

                                    EXHIBIT A

                              SOFTWARE/APPLICATIONS

                                CLINICAL SYSTEMS
                 CLINICAL PATIENT CARE SYSTEM (CPCS) including:

Abstracting                    Office Automation
Admissions                     Operating Room
Blood Bank                     Order Entry
Central Scheduling             Patholology
ED Tracker                     Patient Care Inquiry
Education                      Patient Transportation
Laboratory/Microbiology        Pharmacy
Medical Records                Quality Management
Micromedix                     Radiology
Nursing                        SNO-MED

                           PATIENT ACCOUNTING SYSTEMS

Patient Accounting             CPCM Contract Profiler
3M Encoder                     Electronic Processing
Avega Decision Support         IMAG- Information Management
Casemix/CHOIS/ORYX/Comet       Mainframe Logging
Collections                    On-Line Cashiering

                       FINANCIAL REPORTING/COMMUNICATIONS

Atlas                          General Ledger
Budget                         QMIRS
Exchange/Outlook               VISTA
FIS

                                     PAYROLL

Benefits                       Payroll
Human Resources

                                ACCOUNTS PAYABLE

Accounts Payable               SMART

                             CORPORATE OFFICE (ONLY)

Resource Control/Contracting Corporate Tax

Funds Management               Corporate Employment Tax

                                    EXHIBIT B
                            SYSTEM APPLICATION & FEES

FACILITY APPLICATIONS - CHARGED PER FAMILY*:

                                                          MONTHLY FEES
                               -------------------------------------------------------------------
                                                             ACCOUNTS                     PAYROLL/
                               CLINICAL        PATIENT       PAYABLE/      FINANCIAL       HUMAN
                               SYSTEMS       ACCOUNTING       SMART        REPORTING     RESOURCES
                               -------       ----------       -----        ---------     ---------
  Up to 50 Licensed Beds       $10,350         $ 8,800        $1,525         $1,500        $  700
  51 to 75 Licensed Beds       $14,100         $12,050        $2,075         $2,050        $  950
 76 to 100 Licensed Beds       $17,875         $15,250        $2,625         $2,600        $1,225
101 to 125 Licensed Beds       $21,600         $18,450        $3,200         $3,150        $1,475
126 to 150 Licensed Beds       $25,400         $21,675        $3,750         $3,700        $1,725
151 to 175 Licensed Beds       $29,150         $24,900        $4,300         $4,225        $2,000
176 to 200 Licensed Beds       $32,925         $28,100        $4,850         $4,775        $2,250
201 to 225 Licensed Beds       $36,700         $31,300        $5,400         $5,325        $2,500
226 to 250 Licensed Beds       $40,450         $34,525        $5,975         $5,875        $2,750
  Over 250 Licensed Beds                   TO BE NEGOTIATED FOR INDIVIDUAL FACILITIES

                                                        MONTHLY FEE

                        CHARGE PER ESTABLISHED COID     $   150
CORPORATE OFFICE CHARGES:
        BUDGET/RESOURCE CONTROL & CONTRACTING/QMIRS     $ 8,800
                                                TAX     $ 1,250
                                   ACCOUNTS PAYABLE     $ 1,200
                                     GENERAL LEDGER     $ 1,000
                            PAYROLL/HUMAN RESOURCES     $   600
                                   FUNDS MANAGEMENT     $   350
                                                FIS     $   200
                                     EMPLOYMENT TAX     $   200
OTHER SERVICES & SYSTEMS:
                       CENTRAL STATEMENT PROCESSING     $  0.46 Per Statement
                                    STATE REPORTING     $500 Per Submission
                                    COMET 7TH SCOPE     $350 Per Submission
             HARDWARE MAINTENANCE (EXTERNAL VENDOR)     Cost + 5%
                                 DEPOT MAINTENANCE:
                                   3Com Term Server     T & M
                                       Espirit 125C     $12 Per Device Per Year
                                  Falco 5000 Series     $50 Per Device Per Year
                                Wyse 50, 60 and 150     $50 Per Device Per Year
                                TI 810, 880 and 885     $125 Per Device Per Year
                                             TI 830     $75 Per Device Per Year
                                           HP4 Plus     T & M

-------------------------
*As used in this Exhibit, "Family" means those entities consolidated in Level 6 in the Company Master (the table which consists of all identifying information that defines each ledger); provided, however, that each acute care hospital with a separate Clinical System implementation must be in a separate family.

        LAWSON HR/PR                To be determined; provided, however, that
                                    fees will not exceed charges at conversion plus fifty percent (50%)

                                    EXHIBIT E

Customer's total base APD's and total cost per APD for computing the minimums:

Total base APD's:                            495,824

Total cost per APD:                       $    17.64
                                          ----------

                                          $8,746,335
                                          ----------